Exhibit 10.47

                      SECOND AMENDMENT TO CREDIT AGREEMENT


          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of March 25, 2004, by and among PUBLIC STORAGE, INC., a corporation organized under the laws of the State of California (the "Borrower"), each of the Guarantors signatory hereto, each of the Lenders signatory hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent.

          WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of November 1, 2001 (as amended and in effect immediately prior to the date hereof, the "Credit Agreement");

          WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement to, among other things, (1) extend the Revolving Credit Termination Date thereof, (2) increase the amount of Letters of Credit available thereunder, (3) remove the competitive bid subfacility, (4) remove the Maximum Availability limitation and (5) revise certain of the financial and other negative covenants, all on the terms and conditions contained herein; and

          WHEREAS, upon the effectiveness of this Amendment, (1) Wachovia Capital Markets, LLC shall become a "Co-Lead Arranger" under the Credit Agreement and (2) Citicorp North America, Inc. shall become a "Documentation Agent" under the Credit Agreement;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

          Section 1. SPECIFIC AMENDMENTS TO CREDIT AGREEMENT. The parties hereto agree that the Credit Agreement is amended as follows:

          (a) Section 1.1. of the Credit Agreement is hereby amended by deleting the definitions of "Applicable Facility Fee", "Applicable Margin", "Capitalized EBITDA", "Development Property", "EBITDA", "Eligible Property", "Fixed Charges", "Gross Asset Value", "Investment", "L/C Commitment Amount", "Net Operating Income", "Preferred Stock", "Reserve for Replacements", "Revolving Credit Termination Date", "Unencumbered Pool Properties" and "Unencumbered Pool Value" in their entirety and substituting in their place the following definitions:

              "APPLICABLE FACILITY FEE" means the percentage set forth in the table below corresponding to the Level at which the "Applicable Margin" is determined in accordance with the definition thereof:

------------------- -----------------
      LEVEL           FACILITY FEE
------------------- -----------------
        1                0.15%
        2                0.15%
        3                0.20%
        4                0.25%
        5                0.30%

          "APPLICABLE MARGIN" means the percentage rate set forth in the table below corresponding to the range into which the Borrower's Credit Rating then falls. Any change in the Borrower's Credit Rating which would cause it to move to a different range in the table shall be effective as of the first day of the calendar month immediately following the date on which such change occurs. If only one Rating Agency has issued a Credit Rating, then the Applicable Margin will be determined based on the Level corresponding to such Credit Rating. If both S&P and Moody's have issued Credit Ratings and such Credit Ratings are equivalent then the Applicable Margin will be determined based on the Level corresponding to such equivalent Credit Ratings, but if such Credit Ratings correspond to different Levels in the table resulting in different Applicable Margin determinations, the Applicable Margin will be determined based on the Level corresponding to the higher of the two Credit Ratings issued by either S&P or Moody's. If the Applicable Margin cannot be determined in accordance with the immediately preceding sentences, then the Applicable Margin shall be determined based on Level 5.


-------------- ---------------------------------- -------------------- --------------------
                   Borrower's Credit Rating        Applicable Margin    Applicable Margin
    Level         (S&P/Moody's or equivalent)       for LIBOR Loans            for
                                                                         Base Rate Loans
-------------- ---------------------------------- -------------------- --------------------
      1            A-/A3 or higher                       0.50%                 0%
-------------- ---------------------------------- -------------------- --------------------
-------------- ---------------------------------- -------------------- --------------------
      2            BBB+/Baa1                             0.60%                 0%
-------------- ---------------------------------- -------------------- --------------------
-------------- ---------------------------------- -------------------- --------------------
      3            BBB/Baa2                              0.70%                 0%
-------------- ---------------------------------- -------------------- --------------------
-------------- ---------------------------------- -------------------- --------------------
      4            BBB-/Baa3                             0.90%                 0%
-------------- ---------------------------------- -------------------- --------------------
-------------- ---------------------------------- -------------------- --------------------
      5            Lower than BBB-/Baa3                  1.20%                0.25%
-------------- ---------------------------------- -------------------- --------------------


          "CAPITALIZED EBITDA" means, with respect to a Person and as of a given date, (a) such Person's EBITDA for the two fiscal quarters most recently ended TIMES (b) 2 and DIVIDED BY (c) 9.0%. In determining Capitalized EBITDA, EBITDA attributable to real estate properties either acquired or disposed of by such Person during such two fiscal quarters shall be disregarded; PROVIDED, HOWEVER, EBITDA attributable to real estate properties acquired by the Borrower or any of its Subsidiaries during the two immediately preceding fiscal quarters may, at the Borrower's option, be included in determinations of the Capitalized EBITDA of the Borrower.

          "DEVELOPMENT PROPERTY" means a Property currently under development on which the improvements have not been completed, or a Property where development has been completed as evidenced by a certificate of occupancy for the entire Property for the 30 month period following the issuance of such certificate of occupancy (provided that Borrower may at its option elect to remove a Property from the category of Development Properties prior to the completion of the 30 month period, but any such Property may not be reclassified as a Development Property). The term "Development Property" shall include real property of the type described in the immediately preceding sentence to be (but not yet) acquired by the Borrower, any Subsidiary or any Unconsolidated Affiliate upon completion of construction pursuant to a contract in which the seller of such real property is required to develop or renovate prior to, and as a condition precedent to, such acquisition.

          "EBITDA" means, with respect to any Person for any period and without duplication: (a) net earnings (loss) of such Person for such period (including equity in net earnings or net loss of Unconsolidated Affiliates) excluding the impact of the following amounts with respect to any Person and the Unconsolidated Affiliates (but only to the extent included in determining net earnings (loss) for such period): (i) depreciation and amortization expense and other non-cash charges of such Person for such period; (ii) interest expense of such Person for such period; (iii) income tax expense of such Person in respect of such period; (iv) extraordinary and nonrecurring gains and losses of such Person for such period, including without limitation, gains and losses from the sale of assets, write-offs and forgiveness of debt; and (v) minority interests and distributions to holders of Preferred Stock; MINUS (b) the Reserve for Replacements.

          "ELIGIBLE PROPERTY" means a Property which satisfies all of the following requirements: (a) such Property is owned in fee simple by the Borrower or a Wholly Owned Subsidiary and is located in a State of the United States of America or in the District of Columbia; provided, that if a Subsidiary does not meet the definition of "Wholly Owned Subsidiary" solely because such Subsidiary has issued partnership interests that are or will be convertible at the option of the holder of such partnership interest into the Equity Interests or Preferred Stock of the Borrower, such Subsidiary shall be considered a "Wholly Owned Subsidiary" for purposes of this clause (a); (b) regardless of whether such Property is owned by the Borrower or a Subsidiary, the Borrower has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Lien on such Property as security for Indebtedness of the Borrower or such Subsidiary, as applicable and (ii) to sell, transfer or otherwise dispose of such Property; (c) neither such Property, nor if such Property is owned by a Subsidiary, any of the Borrower's direct or indirect ownership interest in such Subsidiary, is subject to (i) any Lien other than Permitted Liens or (ii) any Negative Pledge; (d) the average Occupancy Rate of such Property for the period of two fiscal quarters most recently ended equals or exceeds 65.0%; (e) such Property is free of all structural defects, title defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Property; and (f) the Borrower has obtained a "Phase I" environmental assessment or other appropriate environmental assessment with respect to such Property, and such assessment does not indicate the existence of any condition that has, or could reasonably expected to have, a materially adverse effect on the condition, fair market value or net operating income of such Property.

          "FIXED CHARGES" means, with respect to a Person and for a given period, the sum of (a) the Interest Expense of such Person for such period, PLUS
(b) the aggregate of all scheduled principal payments on Indebtedness made by such Person during such period (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness), PLUS (c) the aggregate of all dividends or distributions paid or accrued by such Person on any Preferred Stock during such period.

          "GROSS ASSET VALUE" means, at a given time, the sum (without duplication) of (a) Capitalized EBITDA of the Borrower and its Subsidiaries determined on a consolidated basis, excluding Capitalized EBITDA attributable to Development Properties, PLUS (b) all cash and cash equivalents (excluding tenant deposits and other cash and cash equivalents the disposition of which is restricted) of the Borrower and its Subsidiaries at such time, PLUS (c) the current book value of Development Properties and all land held for development; PROVIDED, HOWEVER, any land which is not appropriately entitled or zoned to permit the use of such Property as a self-storage facility shall only be included at 50% of book value, PLUS (d) with respect to each Unconsolidated Affiliate of the Borrower, the Borrower's respective Ownership Share of (i) the Capitalized EBITDA of each such Unconsolidated Affiliate and (ii) the current book values of all real property of each such Unconsolidated Affiliate upon which construction is in progress, PLUS (e) at the Borrower's option, the purchase price paid by the Borrower or any Subsidiary (less any amounts paid to the Borrower or such Subsidiary as a purchase price adjustment, held in escrow, retained as a contingency reserve, or in connection with other similar arrangements) for any Property acquired by the Borrower or such Subsidiary during the immediately preceding four consecutive fiscal quarters of the Borrower, PLUS (f) the contractual purchase price of Properties of the Borrower and its Subsidiaries subject to purchase obligations, repurchase obligations, forward commitments and unfunded obligations to the extent such obligations and commitments are included in determinations of Total Liabilities of the Borrower, PLUS (g) the value (determined in accordance with GAAP) of all promissory notes payable solely to the Borrower or any of its Subsidiaries (excluding any such note where (i) the obligor is more than 30 days past due with respect to any payment obligation or is the subject of a bankruptcy proceeding or other proceeding, event or condition of the types referred to in Section 11.1.(e) or
(f) or (ii) the obligor is an Affiliate of the Borrower (other than PS Business Parks, Inc. or PS Business Parks, L.P., so long as any such note issued by either PS Business Parks, Inc. or PS Business Parks, L.P. matures within six months of issuance), PLUS (h) the value (determined in accordance with GAAP) of all marketable securities owned by the Borrower and its Subsidiaries, and all other assets of the Borrower and its Subsidiaries (excluding assets classified as intangible under GAAP). No more than 10.0% of the Gross Asset Value may be attributable to the aggregate of the following (x) the current book value of land held for development and (y) the value attributable to the assets referenced in clauses (g) and (h) above.

          "INVESTMENT" means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, whether by means of (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, Guaranty of Indebtedness of, or purchase or other acquisition of any
Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any commitment or option to make an Investment in any other Person shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in a Loan Document, the amount or value of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

          "L/C COMMITMENT AMOUNT" means an amount equal to $30,000,000 as such amount may be reduced from time to time in accordance with the terms hereof.

          "NET OPERATING INCOME" means, for any Property and for a given period, the sum (without duplication) of (a) rents and other revenues earned in the ordinary course from such Property (excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants' obligations for rent) MINUS (b) all expenses paid or accrued related to the ownership, operation or maintenance of such Property, including but not limited to, taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, but specifically excluding general overhead expenses of the Borrower and its Subsidiaries and any property management fees) MINUS (c) the Reserve for Replacements for such Property for such period MINUS (d) the actual property management fee, if any, paid during such period with respect to such Property.

          "PREFERRED STOCK" means, with respect to any Person, shares of capital stock of, or other equity interests in, such Person which are entitled to preference or priority over any other capital stock of, or other equity interest in, such Person in respect of the payment of dividends or distributions, or distribution of assets upon liquidation or both. For the avoidance of doubt, the Borrower's publicly traded Equity Interest commonly referred to as "Equity Stock" shall not be deemed to be Preferred Stock for the purposes of this Agreement.

          "RESERVE FOR REPLACEMENTS" means, for any period and with respect to any Property, an amount equal to (a) the aggregate net rentable square footage of all completed space of such Property TIMES (b) $0.35 TIMES (c) the number of days such Property was operated in such period DIVIDED BY (d) 365. If the term Reserve for Replacements is used without reference to any specific Property, then it shall be determined on an aggregate basis with respect to all Properties and a proportionate share of all real property of all Unconsolidated Affiliates.

          "REVOLVING CREDIT TERMINATION DATE" means April 1, 2007, or such later date to which such date may be extended in accordance with Section 2.14.

          "UNENCUMBERED POOL PROPERTIES" means those Eligible Properties that, pursuant to the terms of this Agreement, are to be included when calculating the Unencumbered Pool Value. A Property shall cease to be a Unencumbered Pool Property if such Property shall cease to be an Eligible Property.

          "UNENCUMBERED POOL VALUE" means (without duplication) an amount equal to the sum of (a) (i) the Net Operating Income of each Unencumbered Pool Property for the two fiscal quarters most recently ended TIMES (ii) 2 and DIVIDED BY (iii) 9.0%, PLUS (b) the purchase price paid by the Borrower or any Subsidiary (less any amounts paid to the Borrower or such Subsidiary as a purchase price adjustment, held in escrow, retained as a contingency reserve, or in connection with other similar arrangements) for any Unencumbered Pool Property acquired by the Borrower or such Subsidiary during the two fiscal quarters most recently ended. To the extent that Properties located in any one State of the United States of America (in the case of California, each of northern and southern California (as so categorized by the Borrower) shall be considered separate states for purposes of this definition) or in the District of Columbia would, in the aggregate, account for more than 40.0% of Unencumbered Pool Value, such excess shall be excluded.

          (b) Section 1.1. of the Credit Agreement is hereby amended by deleting the definition of "Maximum Availability" in its entirety.

          (c) Section 1.1. of the Credit Agreement is hereby amended by adding the following definition of "Total Indebtedness" in its appropriate alphabetical order:

          "TOTAL INDEBTEDNESS" means, without duplication, (a) Total Liabilities of the Borrower and its Subsidiaries on a consolidated basis MINUS (b) (i) all accounts payable and accrued expenses of the Borrower and its Subsidiaries and (ii) obligations in respect of preferred partnership units or other preferred Equity Interest issued by any Subsidiary (excluding obligations in respect of any such preferred Equity Interests beneficially owned by the Borrower or any Subsidiary).

          (d) Section 2.1.(a) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in its place the following:

          (a) GENERALLY. Subject to the terms and conditions hereof, including without limitation, Section 2.18., during the period from the Effective Date to but excluding the Revolving Credit Termination Date, each Lender severally and not jointly agrees to make Revolving Loans to the Borrower in an aggregate principal amount at any one time outstanding up to, but not to exceed, the amount of such Lender's Commitment. Subject to the terms and conditions of this Agreement, during the period from the Effective Date to but excluding the Revolving Credit Termination Date, the Borrower may borrow, repay and reborrow Revolving Loans hereunder.

          (e) Section 2.2. of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in its place the following:

              SECTION 2.2.      BID RATE LOANS.

              [Intentionally omitted]

          (f) Section 2.8.(b)(ii) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in its place the following:

              (ii) [Intentionally omitted]

          (g) Section 2.14.(b) of the Credit Agreement is hereby amended by deleting the percentage "70%" therein and substituting in its place the percentage "66-2/3%".

          (h) Section 2.14.(c) of the Credit Agreement is hereby amended by deleting the percentage "70%" therein and substituting in its place the percentage "66-2/3%".

          (i) Section 2.18. of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in its place the following:

          Notwithstanding any other term of this Agreement, no Lender shall be required to make any Loan, and the Agent shall not be required to issue any Letter of Credit if, immediately after the making of such Loan or issuance of such Letter of Credit the aggregate principal amount of all outstanding Loans, together with the aggregate amount of all Letter of Credit Liabilities, would exceed the aggregate amount of the Commitments.

          (j) Section 3.6.(b) of the Credit Agreement is hereby amended by deleting the amount "$1,000" in the proviso to clause (y) thereof and substituting in its place the amount "$500".

          (k) Section 7.1.(i) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in its place the following:

               (i) LITIGATION. Except as set forth on Schedule 7.1.(i), there are no actions, suits or proceedings pending (nor, to the knowledge of the Borrower, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting the Borrower, any other Loan Party, any other Subsidiary or any of their respective property in any court or before any arbitrator of any kind or before or by any other Governmental Authority which, if adversely determined, could reasonably be expected to have a materially adverse effect on (1) the business, assets, liabilities, financial condition or business prospects of the Borrower and its Subsidiaries taken as a whole, (2) the ability of the Borrower or any other Loan Party to perform its obligations under any Loan Document to which it is a party, (3) the validity or enforceability of any of the Loan Documents, (4) the rights and remedies of the Lenders and the Agent under any of the Loan Documents or (5) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith. There are no strikes, slow downs, work stoppages or walkouts or other labor disputes in progress or threatened relating to the Borrower, any other Loan Party or any other Subsidiary.

          (l) Sections  10.1.(a),  (c), (d), (f), (g), (h), (i), (j) and (l) are
hereby amended by deleting such sections in their entirety and substituting in their place the following:

          (a) RATIO OF TOTAL INDEBTEDNESS TO GROSS ASSET VALUE. The Borrower shall not permit the ratio of (i) Total Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis to (ii) Gross Asset Value, at the end of any fiscal quarter to exceed 0.55 to 1.00 at any time.

          (c) RATIO OF EBITDA TO INTEREST EXPENSE. The Borrower shall not permit the ratio of (i) EBITDA of the Borrower and its Subsidiaries determined on a consolidated basis for the fiscal quarter most recently ended to (ii) Interest Expense of the Borrower and its Subsidiaries determined on a consolidated basis for such fiscal quarter, to be less than 2.25 to 1.0 at the end of such fiscal quarter.

          (d) RATIO OF EBITDA TO FIXED CHARGES. The Borrower shall not permit the ratio of (i) EBITDA of the Borrower and its Subsidiaries determined on a consolidated basis for the four fiscal-quarter period most recently ended to (ii) Fixed Charges of the Borrower and its Subsidiaries determined on a consolidated basis for such four-quarter period, to be less than 1.50 to
     1.0 at the end of each fiscal quarter.

          (f) RATIO OF UNENCUMBERED POOL VALUE TO UNSECURED LIABILITIES. The Borrower shall not permit the ratio of (i) the Unencumbered Pool Value to
     (ii) Unsecured Liabilities, to be less than 1.5 to 1.0 at any time.

          (g) MINIMUM TANGIBLE NET WORTH. The Borrower shall not at any time permit the Tangible Net Worth of the Borrower and its Subsidiaries determined on a consolidated basis to be less than an amount equal to the greater of (a)(i) $4,139,960,000 PLUS (ii) 75% of the Net Proceeds of all Equity Issuances effected at any time after December 31, 2003 by the Borrower to any Person other than the Borrower or any of its Subsidiaries MINUS (iii) the aggregate amount paid by the Borrower to purchase or otherwise acquire outstanding shares of the common stock or Preferred Stock of the Borrower (so long as such payments are permitted by the immediately following subsection (h)), or (b) $3,000,000,000. To the extent a purchase or other acquisition of outstanding shares of the common stock of the Borrower is purchased or acquired in exchange for, or out of the net cash proceeds of, a substantially concurrent issue and sale of Equity Interests of the Borrower (other than Equity Interests that are subject to mandatory redemption) to any Person (other than to a Subsidiary), such purchase or acquisition shall be excluded from the immediately preceding clause (iii).

          (h) DISTRIBUTIONS. The Borrower shall not, and shall not permit any Subsidiary to, declare or make any Restricted Payment; PROVIDED, HOWEVER, that: (i) the Borrower may declare or make cash distributions to its shareholders during any fiscal year in an aggregate amount not to exceed the greater of (x) 95.0% of Funds From Operations for such fiscal year or
     (y) the minimum amount required for the Borrower to remain in compliance with Section 8.12. and to avoid payment for any federal income taxes or federal excise taxes imposed under Sections 857(b)(1), 857(b)(3), and 4981 of the Internal Revenue Code; (ii) the Borrower may make cash distributions to its shareholders of capital gains resulting from gains from certain asset sales to the extent necessary to avoid payment of taxes on such asset sales imposed under Sections 857(b)(3) and 4981 of the Internal Revenue Code; (iii) the Borrower and its Subsidiaries may make cash payments to repurchase outstanding shares of any of its respective Preferred Stock, common stock or other similar common Equity Interests; and (iv)
     Subsidiaries may pay Restricted Payments to the Borrower, any other Subsidiary or, so long as no Default or Event of Default exists or would result therefrom, to any other Person holding an Equity Interest in such Subsidiary so long as such Restricted Payment is in accordance with each such Subsidiary's governing documents. Notwithstanding the foregoing, but subject to the following sentence, if a Default or Event of Default shall have occurred and be continuing, the Borrower may only declare or make cash distributions to its shareholders during any fiscal year in an aggregate amount not to exceed the minimum amount necessary for the Borrower to remain in compliance with Section 8.12. and to avoid payment for any federal income taxes or federal excise taxes imposed under Sections 857(b)(1), 857(b)(3), and 4981 of the Internal Revenue Code. If a Default or Event of Default specified in Section 11.1.(a), Section 11.1.(e) or
     Section 11.1.(f) shall have occurred and be continuing, or if as a result of the occurrence of any other Event of Default the Obligations have been accelerated, the Borrower shall not, and shall not permit any Subsidiary to, make any Restricted Payments to any Person whatsoever other than to the Borrower or any Subsidiary.

          (i) INVESTMENTS GENERALLY. The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, acquire, make or purchase any Investment, or permit any Investment of such Person to be outstanding on and after the Agreement Date, other than the following:

               (i) Investments in cash, Cash Equivalents or institutional money market funds organized under the laws of the United States of America or any state thereof that invest solely in Cash Equivalents;

               (ii) (x) trade credit extended on usual and customary terms in the ordinary course of business, and (y) advances to employees for moving, relocation and travel expenses, drawing accounts and similar expenditures in the ordinary course of business;

               (iii) Investments in Subsidiaries in existence on March 25, 2004 and disclosed on Part I of Schedule 7.1.(b), whether such Investment was made on such date or thereafter;

               (iv) Investments to acquire Equity Interests of a Subsidiary or any other Person who after giving effect to such acquisition would be a Subsidiary, so long as in each case (x) immediately prior to such Investment, and after giving effect thereto, no Default or Event of Default is or would be in existence and (y) if such Subsidiary is (or immediately after giving effect to such Investment would be) required to be a party to the Guaranty, the terms and conditions set forth in
          Section 8.14. are satisfied; and

               (v) other Investments subject to the immediately following subsection (j).

          (j) LIMITATIONS ON CERTAIN INVESTMENTS. The Borrower shall not, and shall not permit any Subsidiary to, make an Investment in or otherwise own the following items which would cause the aggregate value of such holdings of such Persons to exceed the following percentages of Gross Asset Value:

               (i) unimproved real estate such that the aggregate value of all such unimproved real estate calculated on the basis of the lower of cost or market value, exceeds 10.0% of Gross Asset Value (a Property that is a Development Property shall not be considered to be unimproved real estate for purposes of this clause);

               (ii) Equity Interests in Persons (other than Subsidiaries, Unconsolidated Affiliates and Persons that are REITs), such that the aggregate value of such interests calculated on the basis of the lower of cost or market, exceeds 10.0% of Gross Asset Value;

               (iii) Mortgages in favor of the Borrower or any Subsidiary, such that the aggregate book value of Indebtedness determined on a consolidated basis secured by such Mortgages exceeds 10.0% of Gross Asset Value; and

               (iv) Investments in Unconsolidated Affiliates, such that the aggregate value of such Investments, exceeds 20.0% of Gross Asset Value. For purposes of this clause (iv), the "value" of any such Investment in an Unconsolidated Affiliate shall be determined with respect to the Borrower's Ownership Share of such Unconsolidated Affiliate.

          In addition to the foregoing limitations, the aggregate value of the Investments and other items subject to the limitations in the preceding clauses (i) through (iv) shall not exceed 35.0% of Gross Asset Value.

          (l) AGGREGATE OCCUPANCY RATES. The Borrower shall not permit the weighted average aggregate Occupancy Rate (weighted on the basis of aggregate square footage) of all Unencumbered Pool Properties to be less than 65.0% at any time.

          (m) Section 13.6.(j) of the Credit Agreement is hereby amended by deleting the reference to "Maximum Availability" therein.

          (n) The following definitions are hereby deleted from Section 1.1. of the Credit Agreement and shall have no further meaning in the Credit Agreement or any other Loan Document: "Absolute Rate" , "Absolute Rate Auction" , "Absolute Rate Loan", "Bid Rate Borrowing", Bid Rate Loan", Bid Rate Loan Limit", "Bid Rate Note", "Bid Rate Quote", "Bid Rate Quote Request", "Designated Lender Note", "LIBOR Auction" and "LIBOR Margin Loan". Exhibits B, K, L and M to the Credit Agreement are hereby deleted from the Credit Agreement.

          Section 2. ACKNOWLEDGMENT OF LENDERS' COMMITMENTS; ADJUSTMENT OF OUTSTANDINGS. The parties hereto hereby agree that upon the effectiveness of this Amendment, the amount of each Lender's respective Commitment is as set forth on Annex I attached hereto. To effect the increase of a Lender's Commitment, as applicable, (each such Lender, an "Increasing Lender"), in terms of each Lender's Commitment Percentage of Revolving Loans, upon the effectiveness of this Amendment, each Increasing Lender shall purchase from those Lenders that will no longer be Lenders after the effectiveness of this Amendment, on a non-recourse, "as-is" basis, an appropriate principal amount of Revolving Loans such that after giving effect to all such purchases the principal balance of Revolving Loans owing to each Lender that is not an exiting Lender shall equal (a) the aggregate principal balance of all Revolving Loans then outstanding TIMES (b) such Lender's Commitment Percentage (determined using the amount of the Commitments set forth on Annex I attached hereto). All payments to be made or received under this paragraph shall be made on a net basis. If under this paragraph any Lender is obligated to pay any amount to any other party, such Lender shall make payment to Agent for the account of such other party.

          Section 3. EFFECTIVENESS OF AMENDMENT. The effectiveness of each of Sections 1 and 2 is subject to receipt by the Agent of each of the following in form and substance reasonably satisfactory to the Agent:

          (a) Counterparts of this Amendment executed by each of the parties hereto;

          (b) An opinion of David Goldberg, Vice President and Senior Counsel of the Borrower and the other Loan Parties addressed to the Agent and the Lenders in form and substance reasonably satisfactory to the Agent and its counsel;

          (c) Revolving Notes evidencing the increase is each Increasing Lender's Commitment, as applicable, executed by the Borrower, payable to each such Lender and complying with the terms of Section 2.12. of the Credit Agreement;

          (d) Evidence that the fees payable on or before the date hereof referenced in Fee Letter dated as of February 17, 2004 between the Borrower and the Agent have been paid;

          (e) Evidence that all reasonable fees, costs and expenses of the Agent, including the fees of Agent's counsel (such counsel's fees shall be limited to $25,000, unless otherwise agreed in advance in writing by the Borrower and the Agent), incurred in connection with the negotiation, documentation and closing of this Amendment and related documents and agreements have been paid; and

          (f) Such other documents and instruments as the Agent may reasonably request.

         Section 4. NEW CO-LEAD ARRANGER/DOCUMENTATION AGENT. Upon the effectiveness of this Amendment, (a) Wachovia Capital Markets, LLC shall become a "Co-Lead Arranger" under the Credit Agreement and (b) Citicorp North America, Inc. shall become a "Documentation Agent" under the Credit Agreement.

         Section 5. REPRESENTATIONS OF THE BORROWER. The Borrower represents and warrants to the Agent and the Lenders that:

         (a) AUTHORIZATION. The Borrower and each Guarantor has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder in accordance with its terms. The Borrower has the right and power, and has taken all necessary action to authorize it, to perform its obligations under the Credit Agreement, as amended by this Amendment, in accordance with its terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each Guarantor, and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower and each Guarantor a party thereto enforceable against the Borrower and such Guarantor in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein may be limited by equitable principles generally.

         (b) COMPLIANCE WITH LAWS, ETC. The execution and delivery of this Amendment by the Borrower and each Guarantor and the performance of this Amendment and the Credit Agreement, as amended by this Amendment, by the Borrower and each Guarantor a party thereto in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or both: (i) require any Government Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any Guarantor the failure to possess or to comply with which would have a Materially Adverse Effect; (ii) conflict with, result in a breach of or constitute a default under the Borrower's articles of incorporation or bylaws, or any resolution adopted by the Borrower's Board of Directors in connection with the designation of any series of Preferred Stock of the Borrower, or the organizational documents of any Guarantor, or any indenture, agreement or other instrument to which the Borrower or any Guarantor is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any Guarantor other than in favor of the Agent for the benefit of the Lenders.

         (c) NO DEFAULT. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

       Section 6. REAFFIRMATION OF REPRESENTATIONS. The Borrower and each Guarantor repeats and reaffirms all representations and warranties made by such Person to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

       Section 7. GUARANTORS. The Borrower represents that all Subsidiaries and Unconsolidated Affiliates required under Section 8.14. of the Credit Agreement to become Guarantors have become Guarantors and have executed and delivered all items required under such Section.

       Section 8. REAFFIRMATION OF GUARANTY BY EACH GUARANTOR. Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty, and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of such Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

       Section 9. REFERENCES TO THE CREDIT AGREEMENT. Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

       Section 10. EXPENSES. The Borrower shall reimburse the Agent upon demand for all reasonable costs and expenses (including attorneys' fees of up to $25,000, unless otherwise agreed in advance in writing by the Borrower and the Agent) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

       Section 11. BENEFITS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

       Section 12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

       Section 13. EFFECT. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein

       Section 14. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

       Section 15. DEFINITIONS. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

                            [Signatures on Next Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed as of the date first above written.

                                            BORROWER:

                                            PUBLIC STORAGE, INC.


                                            By: /s/ John Reyes
                                                --------------
                                                John Reyes
                                                Senior Vice President




                       [Signatures Continued on Next Page]

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH PUBLIC STORAGE,
INC.]


                              GUARANTORS:

                              PS GPT PROPERTIES, INC.
                              PS ILLINOIS TRUST
                              PS LPT PROPERTIES INVESTORS
                              PS PENNSYLVANIA TRUST
                              PSI INSTITUTIONAL ADVISORS, INC.
                              SEI - FIRESTONE ACQUISITION CORPORATION
                              SEI - NORTH BERGEN ACQUISITION CORPORATION
                              SEI ARLINGTON ACQUISITION CORPORATION
                              SEI HYPOLUXO ACQUISITION CORPORATION
                              STR MANAGEMENT CORPORATION OF FLORIDA
                              STR MANAGEMENT CORPORATION OF ILLINOIS
                              BALTIMORE-RUSSELL, LLC
                              BOSTON-SOUTHAMPTON PROPERTY ACQUISITION, LLC
                              LOCH RAVEN-JOPPA, LLC
                              WESTLAWN ACQUISITION, LLC
                              NORTH HOLLYWOOD ACQUISITION, LLC
                              PSA FLORIDA, LLC
                              U-STOR-IT #2 LLC
                              U-STOR-IT #4 LLC
                              U-STOR-IT #6 LLC
                              U-STOR-IT #7 LLC
                              U-STOR-IT #9 LLC
                              U-STOR-IT #10 LLC
                              U-STOR-IT #12 LLC
                              U-STOR-IT #13 LLC
                              U-STOR-IT #19 LLC
                              PS TEXAS PROPERTIES, LTD.
                                   BY: PS GPT PROPERTIES, INC.
                                         GENERAL PARTNER

                              By: /s/ John Reyes
                                  --------------
                                  John Reyes
                                  Senior Vice President

                 [Guarantors Signatures Continued on Next Page]

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH PUBLIC STORAGE,
INC.]

                               PS TENNESSEE L.P.
                                    BY: PS GPT PROPERTIES, INC.
                                          GENERAL PARTNER
                               PS TEXAS HOLDINGS, LTD.
                                    BY: PS GPT PROPERTIES, INC.
                                          GENERAL PARTNER
                               PS PARTNERS II, LTD.
                                    BY: PS TEXAS HOLDINGS, LTD.
                                          GENERAL PARTNER
                                      BY:  PS GPT PROPERTIES, INC.
                                              ITS GENERAL PARTNER
                               PS PARTNERS III, LTD.
                                    BY: PS TEXAS HOLDINGS, LTD.
                                          GENERAL PARTNER
                                      BY:  PS GPT PROPERTIES, INC.
                                              ITS GENERAL PARTNER
                               PUBLIC STORAGE GERMAN FUND II, LTD.
                                    BY: PS TEXAS HOLDINGS, LTD.
                                          GENERAL PARTNER
                                      BY:  PS GPT PROPERTIES, INC.
                                              ITS GENERAL PARTNER
                               PUBLIC STORAGE EURO FUND III, LTD.
                                     BY: PUBLIC STORAGE, INC.
                                          GENERAL PARTNER
                               PUBLIC STORAGE EURO PARTNERSHIP IV, LTD.
                                    BY: PS TEXAS HOLDINGS, LTD.
                                          GENERAL PARTNER
                                      BY:  PS GPT PROPERTIES, INC.
                                              ITS GENERAL PARTNER
                               PUBLIC STORAGE EURO PARTNERSHIP V, LTD.
                                    BY: PS TEXAS HOLDINGS, LTD.
                                          GENERAL PARTNER
                                      BY:  PS GPT PROPERTIES, INC.
                                              ITS GENERAL PARTNER
                               PUBLIC STORAGE EURO PARTNERSHIP VI, LTD.
                                    BY: PUBLIC STORAGE, INC.
                                          GENERAL PARTNER


                               By: /s/ John Reyes
                                   --------------
                                   John Reyes
                                   Senior Vice President


                 [Guarantors Signatures Continued on Next Page]

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH PUBLIC STORAGE,
INC.]


                              PUBLIC STORAGE EURO PARTNERSHIP VII, LTD.
                                   BY: PUBLIC STORAGE, INC.
                                        GENERAL PARTNER
                              PUBLIC STORAGE EURO PARTNERSHIP VIII, LTD.
                                   BY: PS TEXAS HOLDINGS, LTD.
                                        GENERAL PARTNER
                                      BY:  PS GPT PROPERTIES, INC.
                                              ITS GENERAL PARTNER
                              PUBLIC STORAGE EURO PARTNERSHIP IX, LTD.
                                   BY: PUBLIC STORAGE, INC.
                                        GENERAL PARTNER
                              PUBLIC STORAGE EURO PARTNERSHIP X, LTD.
                                   BY: PUBLIC STORAGE, INC.
                                        GENERAL PARTNER
                              PUBLIC STORAGE EURO PARTNERSHIP XI, LTD.
                                   BY: PUBLIC STORAGE, INC.
                                        GENERAL PARTNER
                              PUBLIC STORAGE EURO PARTNERSHIP XII, LTD.
                                   BY: PUBLIC STORAGE, INC.
                                        GENERAL PARTNER
                              PUBLIC STORAGE EURO PARTNERSHIP XIII, LTD.
                                   BY: PUBLIC STORAGE, INC.
                                         GENERAL PARTNER
                              PUBLIC STORAGE EUROLUX PARTNERS I
                                   BY: PUBLIC STORAGE, INC.
                                         GENERAL PARTNER
                              PUBLIC STORAGE EUROLUX PARTNERS II
                                   BY: PUBLIC STORAGE, INC.
                                         GENERAL PARTNER
                              PUBLIC STORAGE EUROLUX PARTNERS III
                                   BY: PUBLIC STORAGE, INC.
                                         GENERAL PARTNER


                               By: /s/ John Reyes
                                   --------------
                                   John Reyes
                                   Senior Vice President




                 [Guarantors Signatures Continued on Next Page]

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH PUBLIC STORAGE,
INC.]

                              PUBLIC STORAGE EUROLUX PARTNERS IV
                                   BY: PUBLIC STORAGE, INC.
                                         GENERAL PARTNER
                              PUBLIC STORAGE EUROLUX TUJUNGA PARTNERS
                                   BY:  PUBLIC STORAGE EUROLUX PARTNERS IV,
                                        GENERAL PARTNER
                                      BY:  PUBLIC STORAGE, INC.
                                         ITS GENERAL PARTNER
                              DIVERSIFIED STORAGE FUND
                                   BY:  PSI INSTITUTIONAL ADVISORS, INC.
                                          GENERAL PARTNER
                              PS ORANGECO, INC.
                              PUBLIC STORAGE PICKUP & DELIVERY, INC.
                              PUBLIC STORAGE PICKUP & DELIVERY - OREGON, INC. GRANT MOVING & STORAGE COMPANY
                              PUBLIC STORAGE PICKUP & DELIVERY, L.P.
                                   BY:  PUBLIC STORAGE PICKUP & DELIVERY, INC.,
                                        GENERAL PARTNER

                               By: /s/ John Reyes
                                   --------------
                                   John Reyes
                                   Senior Vice President


                 [Guarantors Signatures Continued on Next Page]

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH PUBLIC STORAGE,
INC.]


                              PSA INSTITUTIONAL PARTNERS, L.P.
                                    BY: PS TEXAS HOLDINGS, LTD.
                                          GENERAL PARTNER
                                       BY:  PS GPT PROPERTIES, INC.
                                               ITS GENERAL PARTNER
                              STORAGE TRUST PROPERTIES, L.P.
                                    BY: PS TEXAS HOLDINGS, LTD.
                                          GENERAL PARTNER
                                       BY:  PS GPT PROPERTIES, INC.
                                               ITS GENERAL PARTNER
                              PS PARTNERS VIII, LTD.
                                    BY: PS TEXAS HOLDINGS, LTD.
                                          GENERAL PARTNER
                                       BY:  PS GPT PROPERTIES, INC.
                                               ITS GENERAL PARTNER
                              PS PARTNERS, LTD.
                                    BY: PS TEXAS HOLDINGS, LTD.
                                          GENERAL PARTNER
                                       BY:  PS GPT PROPERTIES, INC.
                                               ITS GENERAL PARTNER
                              PUBLIC STORAGE INSTITUTIONAL FUND
                                    BY: PS TEXAS HOLDINGS, LTD.
                                          GENERAL PARTNER
                                       BY:  PS GPT PROPERTIES, INC.
                                               ITS GENERAL PARTNER
                              PUBLIC STORAGE INSTITUTIONAL FUND III
                                    BY: PS TEXAS HOLDINGS, LTD.
                                          GENERAL PARTNER
                                       BY:  PS GPT PROPERTIES, INC.
                                               ITS GENERAL PARTNER
                              CONNECTICUT STORAGE FUND
                                    BY: PS GPT PROPERTIES, INC.
                                          GENERAL PARTNER


                               By: /s/ John Reyes
                                   --------------
                                   John Reyes
                                   Senior Vice President



                       [Signatures Continued on Next Page]

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH PUBLIC STORAGE,
INC.]


                              AGENT AND LENDERS:

                              WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent,
                                the Swingline Lender, and as a Lender


                              By: /s/ John P. Manning
                                  -------------------
                                  John P. Manning
                                  Senior Vice President


                              WACHOVIA BANK, NATIONAL ASSOCIATION,
                                successor to First Union National Bank,
                                as Syndication Agent and as a Lender


                              By: /s/ David M. Blackman
                                  ---------------------
                                  David M. Blackman
                                  Director


                              CREDIT SUISSE FIRST BOSTON
                                Acting through its Cayman Islands Branch


                              By: /s/ William O'Daly
                                  ------------------
                                  William O'Daly
                                  Director

                              By: /s/ Cassandra Droogan
                                  ---------------------
                                  Cassandra Droogan
                                  Associate


                              AMSOUTH BANK


                              By: /s/ Lee Surtees
                                  ---------------
                                  Lee Surtees
                                  Officer


                       [Signatures Continued on Next Page]

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT WITH PUBLIC STORAGE,
INC.]


                              DEUTSCHE BANK TRUST COMPANY AMERICAS


                              By: /s/ Steven P. Lapham
                                  --------------------
                                  Steven P. Lapham
                                  Managing Director


                              CITICORP NORTH AMERICA, INC.


                              By: /s/ David Bouton
                                  ----------------
                                  David Bouton
                                  Vice President


                              THE BANK OF NEW YORK


                              By: /s/ Lisa M. Brown
                                  -----------------
                                  Lisa M. Brown
                                  Managing Director

                                     ANNEX I

                              Lenders' Commitments
                              --------------------


------------------------------------------------------- -----------------------------------------------------
                        LENDER                                           COMMITMENT AMOUNT
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Wells Fargo Bank, National Association                                      $55,000,000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Wachovia Bank, National Association                                         $45,000,000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
AmSouth Bank                                                                $25,000,000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Credit Suisse First Boston                                                  $20,000,000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Citicorp North America, Inc.                                                $20,000,000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Deutsche Bank Trust Company Americas                                        $20,000,000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- ----------------------------------------------------
The Bank of New York                                                        $15,000,000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
TOTAL                                                                     $200,000,000.00
------------------------------------------------------- -----------------------------------------------------
